UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2012

DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	001-10613	59-1277135
(State or other jurisdiction) of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

11770 U.S. Highway One, Suite 101 Palm Beach Gardens, Florida 33408
(Address of principal executive offices) (Zip Code)

(561) 627-7171
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

On December 3, 2012, Dycom Industries, Inc. (the “Company”) completed its previously announced acquisition of the telecommunications infrastructure services subsidiaries of Quanta Services, Inc. for $275 million in cash plus an adjustment estimated to be $25 million to $40 million for working capital and other specified items.  The acquisition was funded through a combination of borrowings under a new $400 million credit facility arranged and syndicated by Bank of America Merrill Lynch and Wells Fargo Securities, LLC and cash on hand. Subsequent to the closing of the acquisition, Dycom expects to repay approximately $90.0 million of the credit facility borrowings from the proceeds of the offering by its wholly-owned subsidiary, Dycom Investments, Inc., of $90.0 million of 7.125% Senior Subordinated Notes due 2021 (the “Notes”).  The Notes were offered pursuant to a private placement to qualified institutional buyers in the United States pursuant to Rule 144A and outside the United States pursuant to Regulation S under the Securities Act of 1933, as amended. The Notes will be issued at a price of 104.25% of the principal amount and are expected to close on December 12, 2012. A copy of the press release is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K is not an offer to sell securities.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act.  These statements are based on management’s current expectations, estimates and projections. Forward-looking statements are subject to risks and uncertainties that may cause actual results in the future to differ materially from the results projected or implied in any forward-looking statements contained in this press release. Such risks and uncertainties include business and economic conditions and trends in the telecommunications industry affecting our customers, the adequacy of our insurance and other reserves and allowances for doubtful accounts, whether the carrying value of our assets may be impaired, the future impact of any acquisitions or dispositions, including the consummation of such acquisitions and dispositions, the anticipated outcome of other contingent events, including litigation, liquidity and other financial needs, the availability of financing, and the other risks detailed in our filings with the Securities and Exchange Commission.   These filings are available on a web site maintained by the Securities and Exchange Commission at http://www.sec.gov.  The Company does not undertake to update forward-looking statements.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

99.1	Press release dated December 3, 2012 by Dycom Industries, Inc. announcing the completion of its acquisition of the telecommunications infrastructure services subsidiaries of Quanta Services, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 3, 2012

DYCOM INDUSTRIES, INC. (Registrant)
By:	/s/ Richard B. Vilsoet
	Name:	Richard B. Vilsoet
	Title:	Vice President, General Counsel and Corporate Secretary